BRE Properties, Inc. SUPPLEMENTAL OPERATING AND FINANCIAL DATA For the Quarter Ended June 30, 2013 Q2 bre Be here, be home.

BRE Properties, Inc.

Second Quarter 2013

Earnings Release and

Supplemental Financial Data

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and its operating performance, and is based on BRE's current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE's SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

Information included in this supplemental package is unaudited.

BRE Properties, Inc.

Financial and Operating Highlights

Second Quarter 2013

(Unaudited; in thousands, except per share, ratio and community data)

Selected Financial Results

	Quarter ending
	June 30,
	2013	2012

Total revenues (1)	$101,900	$95,310
Total real estate expenses (1)	$30,622	$30,008
G&A expense	$5,956	$6,211
EBITDA (2)	$66,400	$62,574
Interest expense	$16,655	$16,272
Net income	$43,607	$28,696
Funds from operations (2)	$48,887	$45,790
Net income per share (3)	$0.56	$0.37
FFO per share (2) , (3)	$0.63	$0.59
Core FFO per share (2) , (3)	$0.63	$0.59
Core FFO per share growth (%)	6.8%	9.3%

	Six months ending
	June 30,
	2013	2012

Total revenues (1)	$201,700	$189,110
Total real estate expenses (1)	$62,321	$59,975
G&A expense	$12,338	$12,058
EBITDA (2)	$129,519	$123,948
Interest expense	$33,987	$33,490
Net income	$77,634	$46,804
Funds from operations (2)	$94,013	$89,425
Net income per share (3)	$1.00	$0.61
FFO per share (2) , (3)	$1.22	$1.17
Core FFO per share (2) , (3)	$1.22	$1.17
Core FFO per share growth (%)	4.3%	9.3%

Financial Metrics

	Quarter ending
	June 30,
	2013		2012

Debt-to-EBITDA(4)	6.3	x	6.7	x
Debt plus preferred stock-to-EBITDA(4)	6.5	x	6.9	x
Debt-to-total market capitalization	29.8%		30.2%
Debt-to-gross assets	38.6%		40.2%
Secured debt-to-gross assets	16.5%		19.8%
Interest coverage ratio(5)	2.9	x	2.9	x
Fixed charge coverage ratio(5)	2.8	x	2.8	x

Capitalization

BRE common share price, 3/31/13	$48.68
BRE common share price, 6/30/13	$50.02

Common shares and units - Outstanding
Period end (excluding dilutive equity awards)	77,155

Total funded debt	$1,661,624
Preferred equity (liquidation value)	$53,993
Common equity (at market)	$3,859,293
Total market capitalization	$5,574,910
Total assets (gross)	$4,309,982
Same-Store Operating Results

	Quarter ending
	June 30,
	2013	2012

Revenue growth (%)	4.7%	5.1	%(6)
Expense growth (%)	-0.8%	4.1	%(6)
NOI growth (%)	7.1%	5.6	%(6)
Operating margin	70.4%	68.8%
Occupancy (avg. physical)	95.0%	95.4%
Annualized turnover ratio	64.5%	64.4%
Average revenue per occupied home	$1,694	$1,611

	Six months ending
	June 30,
	2013	2012

Revenue growth (%)	4.8%	5.5	%(6)
Expense growth (%)	1.6%	4.0	%(6)
NOI growth (%)	6.2%	6.2	%(6)
Operating margin	69.5%	68.6%
Occupancy (avg. physical)	95.1%	95.4%
Annual turnover ratio	59.3%	59.5%
Average revenue per occupied home	$1,679	$1,598

Non Same-Store Operating Results

	Quarter ending
	June 30,
	2013	2012

Revenues	$2,157	-
NOI	$1,392	$(5)

	Six months ending
	June 30,
	2013	2012

Revenues	$3,433	$(0)
NOI	$2,133	$(5)

Gross asset value	$147,726	$8,868
Homes	502	336 (7)
Communities	2	1 (7)

Community Information

As of June 30, 2013

Operating:	Communities	Homes	NOI %(8)
Wholly or majority owned
Same-store	72	20,624	97%
Non same-store	2	502	3%
Total	74	21,126	100%

Joint venture	1	252	0%

Development Pipeline:
Under construction	4	1,382
Land owned for development	2	506
Land under contract	1	358

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income. Expenses exclude discontinued operations.
(2)	Please refer to Exhibit B for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	Represents diluted per share amounts.
(4)	For the purpose of this calculation, EBITDA excludes NOI from communities sold during the quarter.
(5)	Includes GAAP interest and capitalized interest (gross interest incurred). Fixed charges include gross interest incurred, preferred dividends and recurring cash amortization on secured debt.
(6)	For comparison purposes, 2013 data represents results for same-store pool established 1/1/2013; 2012 data represents results for same-store pool established 1/1/2012.
(7)	Represents Q2'13 non same-store homes as of the end of each period presented. Excludes partially delivered communities. Non same-store communities may not be consistent in each period.
(8)	Represents percentage of total NOI for the six months ended June 30, 2013.

BRE Properties, Inc.

Consolidated Balance Sheets

Second Quarter 2013

(Unaudited, in thousands, except per share, unit and per unit data)

	June 30,	December 31,
ASSETS	2013	2012

Real estate portfolio:
Direct investments in real estate:
Investments in rental communities	$3,758,556	$3,722,838
Construction in progress	431,704	302,263
Less: accumulated depreciation	(852,289)	(811,187)
	3,337,971	3,213,914

Equity investment in real estate joint ventures:	6,438	40,753

Real estate held for sale, net	23,481	23,065

Land under development	36,544	104,675

Total real estate portfolio	3,404,434	3,382,407

Cash	3,377	62,241
Other assets	49,882	54,334

Total Assets	$3,457,693	$3,498,982

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:

Unsecured senior notes	$950,000	$990,018
Unsecured revolving credit facility	-	-
Mortgage loans payable	711,624	741,942
Accounts payable and accrued expenses	84,066	75,789

Total liabilities	1,745,690	1,807,749

Redeemable noncontrolling interests	4,751	4,751

Shareholders' equity:
Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 2,159,715 shares with $25 liquidation preference issued and outstanding at June 30, 2013 and December 31, 2012, respectively.	22	22
Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 77,154,677 and 76,925,351 at June 30, 2013 and December 31, 2012, respectively.	772	769
Additional paid-in capital	1,706,458	1,685,691

Total shareholders' equity	1,707,252	1,686,482

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$3,457,693	$3,498,982

BRE Properties, Inc.

Consolidated Statements of Income

Quarters and Six Months Ended June 30, 2013 and 2012

(Unaudited, in thousands, except per share, unit and per unit data)

	Quarter ended	Quarter ended	Six months ended	Six months ended
REVENUES	6/30/13	6/30/12	6/30/13	6/30/12

Rental income	$97,817	$91,619	$193,934	$181,847
Ancillary income	4,083	3,691	7,766	7,263
Total revenues	$101,900	$95,310	$201,700	$189,110

EXPENSES

Real estate	$30,622	$30,008	$62,321	$59,975
Provision for depreciation	26,090	24,244	51,640	48,602
Interest	16,655	16,272	33,987	33,490
General and administrative	5,956	6,211	12,338	12,058
Total expenses	79,323	76,735	160,286	154,125

Other income	290	706	653	1,225
Net income before noncontrolling interests, partnership income and discontinued operations	22,867	19,281	42,067	36,210

Income from unconsolidated entities	112	728	429	1,456
Net gain on sale of unconsolidated entities (1)	3,608	-	18,633	-
Income from continuing operations	26,587	20,009	61,129	37,666

Discontinued operations:
Discontinued operations, net (2)	585	1,424	1,028	2,891
Net gain on sales of discontinued operations(2)	17,394	8,279	17,394	8,279
Income from discontinued operations	17,979	9,703	18,422	11,170

NET INCOME	$44,566	$29,712	$79,551	$48,836

Redeemable noncontrolling interest in income	48	105	95	210

Dividends attributable to preferred stock	911	911	1,822	1,822

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$43,607	$28,696	$77,634	$46,804

Net income per common share - basic	$0.56	$0.37	$1.01	$0.61
Net income per common share - diluted	$0.56	$0.37	$1.00	$0.61

Weighted average shares outstanding - basic (3)	77,106	76,735	77,047	76,323
Weighted average shares outstanding - diluted (3)	77,280	77,070	77,270	76,700

(1)	During the three months ended June 30, 2013, one joint venture property was sold for $6.0 million resulting in a net gain of $3.6 million. During the six months ended June 30, 2013, seven joint venture interests were sold for $53.4 million resulting in a net gain of $18.6 million.
(2)	Includes one community sold during the three months ended June 30, 2013 for $46.8 million resulting in a net gain of $17.4 million and three communities sold during 2012.

	Quarter ended	Quarter ended	Six months ended	Six months ended
	6/30/13	6/30/12	6/30/13	6/30/12
Rental and ancillary income	$1,035	$2,987	$2,113	$6,131
Real estate expenses	(359)	(938)	(717)	(1,941)
Provision for depreciation	(91)	(625)	(368)	(1,299)
Discontinued operations, net	$585	$1,424	$1,028	$2,891

(3)	See analysis of weighted average shares and ending shares in Exhibit A.

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, in thousands, except per share, unit and per unit data)

	Jun. 30,	Mar. 31,	Dec. 31,	Sept. 30,	Jun. 30,
REVENUES	2013	2013	2012	2012	2012

Rental income	$97,817	$96,117	$95,269	$93,755	$91,619
Ancillary income	4,083	3,683	3,957	3,776	3,691
Total revenues	$101,900	$99,800	$99,226	$97,531	$95,310

EXPENSES

Real estate	$30,622	$31,698	$30,825	$30,827	$30,008
Provision for depreciation	26,090	25,551	26,237	24,501	24,244
Interest	16,655	17,332	17,979	16,998	16,272
General and administrative	5,956	6,382	5,696	5,093	6,211
Other expenses	-	-	-	15,000	-

Total expenses	79,323	80,963	80,737	92,419	76,735

Other income	290	363	565	740	706
Net income before noncontrolling interests, partnership income and discontinued operations	22,867	19,200	19,054	5,852	19,281

Income from unconsolidated entities	112	318	519	669	728
Net gain on sale of unconsolidated entities	3,608	15,025	-	6,025	-

Income from continuing operations	26,587	34,543	19,573	12,546	20,009

Discontinued operations:
Discontinued operations, net (1)	585	443	1,386	1,360	1,424
Net gain on sales of discontinued operations	17,394	-	53,856	-	8,279
Income from discontinued operations	17,979	443	55,242	1,360	9,703

NET INCOME	$44,566	$34,986	$74,815	$13,906	29,712

Redeemable noncontrolling interest in income	48	48	99	105	105
Dividends attributable to preferred stock	911	911	911	911	911

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$43,607	$34,027	$73,805	$12,890	28,696

Net income per common share - basic	$0.56	$0.44	$0.96	$0.17	$0.37
Net income per common share - diluted	$0.56	$0.44	$0.96	$0.17	$0.37

Weighted average shares outstanding - basic (2)	77,106	76,990	76,872	76,813	76,735
Weighted average shares outstanding - diluted (2)	77,280	77,250	77,180	77,130	77,070

(1) Details of earnings from discontinued operations, net:	Jun. 30,	Mar. 31,	Dec. 31,	Sept. 30,	Jun. 30,
	2013	2013	2012	2012	2012
Rental and ancillary income	$1,035	$1,077	$2,620	$2,819	$2,987
Real estate expenses	(359)	(358)	(850)	(863)	(938)
Provision for depreciation	(91)	(276)	(384)	(596)	(625)
Income from discontinued operations, net	$585	$443	$1,386	$1,360	$1,424

(2) See analysis of weighted average shares and ending shares in Exhibit A.

Reconciliation of Funds from Operations (FFO)

(Unaudited, in thousands, except per share, unit and per unit data)

	Jun. 30,	Mar. 31,	Dec. 31,	Sept. 30,	Jun. 30,
CALCULATION OF FFO	2013	2013	2012	2012	2012

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$43,607	$34,027	$73,805	$12,890	$28,696
Add back/ exclude:
Depreciation from continuing operations	26,090	25,551	26,237	24,501	24,244
Depreciation from discontinued operations	91	276	384	596	625
Depreciation from unconsolidated entities	101	297	392	512	504
Net (gain) on sales from unconsolidated entities	(3,608)	(15,025)	-	(6,025)	-
Net (gain) on sales of discontinued operations	(17,394)	-	(53,856)	-	(8,279)

FUNDS FROM OPERATIONS (1)	$48,887	$45,126	$46,962	$32,474	$45,790

NON CORE ITEMS IN PERIODS PRESENTED

Non cash asset impairment charge(2)	-	-	-	15,000	-

CORE FUNDS FROM OPERATIONS (3)	$48,887	$45,126	$46,962	$47,474	$45,790

Weighted average shares and equivalents outstanding - diluted	77,280	77,250	77,180	77,130	77,070
Funds from operations (per share) - diluted	$0.63	$0.58	$0.61	$0.42	$0.59
Core funds from operations (per share) - diluted	$0.63	$0.58	$0.61	$0.62	$0.59

(1)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit B for further definition.
(2)	For the quarter ended September 30, 2012, EPS and FFO totals included a $15 million impairment charge related to Land under development in Anaheim, California that was transferred to Real estate held for sale, net. The land is recorded in Real estate held for sale, net at $23.5 million as of June 30, 2013 on the consolidated balance sheet.
(3)	Core Funds From Operations ("Core FFO") begins with FFO as defined by the NAREIT White Paper and is adjusted for the following:
-	The impact of any expenses relating to non-operating asset impairment and valuation allowances;
-	Property acquisition costs and pursuit cost write-offs (other expenses);
-	Gains and losses from early debt extinguishment, including prepayment penalties and preferred share redemptions;
-	Executive level severance costs;
-	Gains and losses on the sales of non-operating assets, and
-	Other non-comparable items

BRE Properties, Inc.

Capital improvement activity detail

(Dollar amounts in thousands, except per home data)

CAPITAL EXPENDITURES	Q2 '13	Q1 '13	Q4 '12	Q3 '12	Q2'12
Recurring capital expenditures	$7,665	$3,334	$5,698	$6,378	$5,496

Average apartment homes in period	21,321	21,160	21,101	21,240	21,288

Capital expenditures per apartment home in period	$359	$158	$270	$300	$258

Capital expenditures per apartment home-trailing four quarters	$1,087	$986	$947	$956	$892

Revenue enhancing rehabilitation and other	$10,135	$8,508	$12,564	$9,174	$8,922

Recurring Capital Expenditure Detail for Q2'13	Q2 '13	Cost per Home		YTD 2013	Cost per Home

Exteriors (roof, structural, paint etc.)	$2,454	$115		$2,785	$131
Common Areas (clubhouse, parking, pool, other infrastructure)	2,927	137		3,432	162
Equipment	680	32		1,568	74
Turnover related	1,604	75		3,214	151

Total Recurring Capital Expenditures	$7,665	$359	(1)	$10,999	$518	(1)

Revenue enhancing rehabilitation and other (2)	$10,135	n/a		$18,643	n/a

(1)	Annual capital expenditures are expected to range from $1,025 to $1,175 per home for 2013.

(2)	Includes rehab programs on the stabilized portfolio including properties renovated in conjunction with an acquisition. The details associated with communities currently undergoing significant rehab are noted below. May include large scale items that represent unusual out of cycle deferred maintenance.

Community specific detail on significant revenue enhancing rehab

	Homes	Estimated Cost	Cost per Home	Costs Incurred Project to Date	Balance to Fund	Costs Incurred Q2 '13	Project Start Date	Estimated Completion	Physical Occupancy Q2 '13
Orange County
The Havens	440	$20,789	$47,000	$17,102	$3,687	$1,784	Q4'11	Q4'14	92.2%
Fountain Valley, CA

Pinnacle at MacArthur Place	253	4,275	17,000	2,722	1,553	339	Q3'12	Q3'15	93.2%
South Coast Metro, CA
Los Angeles
The Fairways at Westridge	234	4,326	18,000	2,292	2,034	412	Q3'12	Q3'15	91.2%
Valencia, CA

Aqua Marina Del Rey	500	12,640	25,000	579	12,061	579	Q2'13	Q2'16	92.5%
Marina Del Rey, CA
San Diego
Cambridge Park	320	6,137	19,000	2,904	3,233	619	Q3'12	Q3'15	90.7%
San Diego, CA

Carmel Creek	348	8,882	26,000	280	8,602	280	Q2'13	Q2'16	92.7%
San Diego, CA

Seattle
Parkwood at Mill Creek	240	7,010	29,000	4,211	2,799	987	Q3'12	Q3'15	92.6%
Millcreek, WA

BellCentre	248	5,519	22,000	3,281	2,238	712	Q3'12	Q3'15	94.9%
Bellevue, WA

San Francisco
Foster's Landing	490	12,517	26,000	270	12,247	270	Q2'13	Q2'16	94.8%
Foster City, CA

The Landing at Jack London Square	282	6,481	23,000	236	6,245	236	Q2'13	Q2'16	94.1%
Oakland, CA

Total	3,355	$88,576	$26,000	$33,877	$54,699	$6,218			92.9%

BRE Properties, Inc.

"Same-Store" Markets Summary

For the Quarters ended June 30, 2013 and 2012

(Dollar amounts in thousands)

			Revenues			Expenses
	No. of	No. of			%			%
Region	Communities	Homes	Q2'13	Q2'12	Change	Q2'13	Q2'12	Change
California
San Diego	11	3,640	$17,066	$16,762	1.8%	$4,899	$5,084	-3.6%
Inland Empire	5	1,173	4,955	4,891	1.3%	1,554	1,557	-0.2%
Orange County	12	3,789	17,494	16,927	3.3%	5,425	5,173	4.9%
Los Angeles	13	3,067	16,321	15,677	4.1%	4,793	5,045	-5.0%
San Francisco Bay Area	15	4,197	25,125	23,211	8.2%	6,393	6,513	-1.8%
Subtotal; California	56	15,866	$80,961	$77,468	4.5%	$23,064	$23,372	-1.3%

Washington
Seattle	13	3,456	14,333	13,437	6.7%	4,923	4,784	2.9%

Non Core Markets (1)	3	1,302	3,944	3,920	0.6%	1,380	1,443	-4.4%

Total Same-Store (2)	72	20,624	$99,238	$94,825	4.7%	$29,367	$29,599	-0.8%

			Net Operating Income
	No. of	No. of			%	%
Region	Communities	Homes	Q2'13	Q2'12	Change	of Total
California
San Diego	11	3,640	$12,167	$11,678	4.2%	17.4%
Inland Empire	5	1,173	3,401	3,334	2.0%	4.9%
Orange County	12	3,789	12,069	11,754	2.7%	17.2%
Los Angeles	13	3,067	11,528	10,632	8.4%	16.5%
San Francisco Bay Area	15	4,197	18,732	16,698	12.2%	26.8%
Subtotal; California	56	15,866	$57,897	$54,096	7.0%	82.8%

Washington
Seattle	13	3,456	9,410	8,653	8.7%	13.5%

Non Core Markets (1)	3	1,302	2,564	2,477	3.5%	3.7%

Total Same-Store (2)	72	20,624	$69,871	$65,226	7.1%	100.0%

			Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
"Non Same-Store" Summary	No. of Communities	No. of Homes	Q2'13	Q2'12	Q2'13	Q2'13

Lease up communities (3)	2	502	$1,392	$(5)	66.7%	$147,726

Joint venture income (4)	1	252	112	728
Commercial and Other (5)	n/a	n/a	15	81

Other income	n/a	n/a	290	706
Discontinued operations (6)	4	712	676	2,049
Total Non Same-Store	7	1,466	$2,485	$3,559	66.7%	$147,726

Less: Communities Sold in 2012 and 2013	(4)	(712)

Total All Homes / NOI	75	21,378	$72,356	$68,785

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Consists of communities completed, stabilized and owned by BRE for at least two comparable calendar year periods. The term stabilized refers to communities that have reached a physical occupancy of at least 93% as of 1/1/2012.
(3)	Consists of NOI from two fully delivered communities under lease up.
(4)	Consists of the percentage of net income derived from joint venture investments in rental communities. See page 9 for a reconciliation of the components of BRE's share of joint venture net income (including our proportionate share of NOI).
(5)	Consists of NOI from retail tenants associated with the operating communities and NOI from commercial communities that will later be developed as multifamily and other real estate expenses.
(6)	Includes results from three communities sold in 2012 and one community sold in 2013.

BRE Properties, Inc.

"Same-Store" Markets Summary

For the Six months ended June 30, 2013 and 2012

(Dollar amounts in thousands)

			Revenues			Expenses
	No. of	No. of			%			%
Region	Communities	Homes	YTD 2013	YTD 2012	Change	YTD 2013	YTD 2012	Change
California
San Diego	11	3,640	$34,039	$33,494	1.6%	$9,851	$9,968	-1.2%
Inland Empire	5	1,173	9,967	9,782	1.9%	3,137	3,093	1.4%
Orange County	12	3,789	34,760	33,603	3.4%	10,887	10,469	4.0%
Los Angeles	13	3,067	32,557	31,221	4.3%	10,231	10,323	-0.9%
San Francisco Bay Area	15	4,197	49,777	45,996	8.2%	13,235	13,176	0.4%
Subtotal; California	56	15,866	$161,100	$154,096	4.5%	$47,341	$47,029	0.7%

Washington
Seattle	13	3,456	28,248	26,418	6.9%	9,827	9,219	6.6%

Non Core Markets (1)	3	1,302	7,910	7,732	2.3%	2,911	2,872	1.4%

Total Same-Store (2)	72	20,624	$197,258	$188,246	4.8%	$60,079	$59,120	1.6%

			Net Operating Income
	No. of	No. of			%	%
Region	Communities	Homes	YTD 2013	YTD 2012	Change	of Total
California
San Diego	11	3,640	$24,188	$23,526	2.8%	17.6%
Inland Empire	5	1,173	6,830	6,689	2.1%	5.0%
Orange County	12	3,789	23,873	23,134	3.2%	17.4%
Los Angeles	13	3,067	22,326	20,898	6.8%	16.3%
San Francisco Bay Area	15	4,197	36,542	32,820	11.3%	26.6%
Subtotal; California	56	15,866	$113,759	$107,067	6.3%	82.9%

Washington
Seattle	13	3,456	18,421	17,199	7.1%	13.4%

Non Core Markets (1)	3	1,302	4,999	4,860	2.9%	3.7%

Total Same-Store (2)	72	20,624	$137,179	$129,126	6.2%	100.00%

			Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
"Non Same-Store" Summary	No. of Communities	No. of Homes	YTD 2013	YTD 2012	YTD 2013	YTD 2013

Lease up communities (3)	2	502	$2,133	$(5)	57.8%	$147,726

Joint venture income (4)	1	252	429	1,456
Commercial and Other (5)	n/a	n/a	67	14

Other income	n/a	n/a	653	1,225
Discontinued operations (6)	4	712	1,396	4,190
Total Non Same-Store	7	1,466	$4,678	$6,880	57.8%	$147,726

Less: Communities Sold in 2012 and 2013	(4)	(712)

Total All Homes / NOI	75	21,378	$141,857	$136,006

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Consists of communities completed, stabilized and owned by BRE for at least two comparable calendar year periods. The term stabilized refers to communities that have reached a physical occupancy of at least 93% as of 1/1/2012.
(3)	Consists of NOI from two fully delivered communities under lease up.
(4)	Consists of the percentage of net income derived from joint venture investments in rental communities. See page 9 for a reconciliation of the components of BRE's share of joint venture net income (including our proportionate share of NOI).
(5)	Consists of NOI from retail tenants associated with the operating communities and NOI from commercial communities that will later be developed as multifamily and other real estate expenses.
(6)	Includes results from three communities sold in 2012 and one community sold in 2013.

BRE Properties, Inc.

"Same-Store" Operating Expense Summary and Joint Venture Disclosure

(Dollar amounts in thousands)

SAME-STORE OPERATING EXPENSES (20,624 homes)

Quarters ended June 30, 2013 and 2012

					% of Q2 '13
Quarter Ended June 30, 2013			$	%	Operating
	Q2'13	Q2'12	Change	Change	Expenses
Property taxes(1)	$8,226	$8,682	$(456)	-5.3%	28.0%
Insurance	1,393	1,240	153	12.3%	4.7%
Utilities	2,039	1,919	120	6.3%	7.0%
Property management fees (2)	3,225	3,078	147	4.8%	11.0%
Other operating expenses (3)	14,484	14,680	(196)	-1.3%	49.3%

Total operating expenses	$29,367	$29,599	$(232)	-0.8%	100.0%

Six Months Ended June 30, 2013 and 2012					% of YTD 2013
			$	%	Operating
	YTD 2013	YTD 2012	Change	Change	Expenses
Property taxes(1)	$17,668	$17,894	$(226)	-1.3%	29.4%
Insurance	2,767	2,506	261	10.4%	4.6%
Utilities	4,265	4,032	233	5.8%	7.1%
Property management fees (2)	6,411	6,113	298	4.9%	10.7%
Other operating expenses (3)	28,968	28,575	393	1.4%	48.2%

Total operating expenses	$60,079	$59,120	$959	1.6%	100.0%

(1)	During the three months and six months ended June 30, 2013, property tax refunds of approximately $1.0 million were received from appeals related to the 2010 and 2011 tax years.

(2)	Management fees based on a percentage of total revenues. Amount approximates the corporate cost to support on-site personnel. Corporate G&A is reduced by the allocation.

(3)	Includes advertising, payroll, property level administrative costs, repairs & maintenance and unit turnover costs.

JOINT VENTURE DISCLOSURE- Quarters and Six Months Ended June 30, 2013

Joint Ventures	Communities	Regional Breakdown	Homes	BRE equity investment	BRE share of JV Debt	Q2'13 FFO contribution from remaining joint venture community
Relationship - 35% BRE equity ownership	1	PHX	252	$6,438	$-	$145

BRE share of:	Q2'13	Q2'12	YTD 2013	YTD 2012
Revenues	$395	$1,935	$1,454	$3,829
Expenses	182	703	627	1,374
Net Operating Income	213	1,232	827	2,455
Depreciation	101	504	398	999
Net Income	$112	$728	$429	$1,456

Joint Venture Sales	Q2'13 (4)	Q2'12	YTD 2013(4)	YTD 2012
Communities	1	-	7	-
Homes	432	-	2,612	-

BRE share	Q2'13 (4)	Q2'12	YTD 2013(4)	YTD 2012
Net Proceeds	$6,000	-	$53,408	-
Net Gain on Sale	$3,608	-	$18,633	-

	Q2'13	Q2'12	YTD 2013	YTD 2012
Management fees earned	$68	$431	$327	$851

(4)	During the quarter ended June 30, 2013, the Company sold one joint venture interest located in Phoenix, AZ that the Company had a 15% equity ownership. During the six months ended June 30, 2013, seven joint venture interests were sold of which six were sold to the Company's joint venture partner. The sales consisted of four joint venture communities located in Denver, CO and three joint venture communities located in Phoenix, AZ. The Company maintained a 15% equity ownership in all seven joint venture communities prior to the sale.

BRE Properties, Inc.

Sequential "Same-Store" Multifamily Markets Summary

Last five quarters

REVENUES

	Q2'13	Q1'13	Q4'12	Q3'12	Q2'12

California
San Diego	0.5%	-0.8%	0.4%	1.7%	0.2%
Inland Empire	-1.2%	0.1%	1.3%	1.1%	0.0%
Orange County	1.3%	0.1%	0.8%	1.1%	1.5%
Los Angeles	0.5%	0.5%	0.5%	2.5%	0.8%
San Francisco Bay Area	1.9%	0.4%	2.3%	3.4%	1.9%
Subtotal; California	1.0%	0.1%	1.1%	2.2%	1.1%

Washington
Seattle	3.0%	-0.4%	1.5%	2.5%	3.5%

Non Core Markets (1)	-0.5%	1.3%	0.3%	-0.5%	2.8%

Total Same-Store (3)	1.2%	0.1%	1.2%	2.1%	1.5%

EXPENSES (2)

	Q2'13	Q1'13	Q4'12	Q3'12	Q2'12

California
San Diego	-1.1%	-1.5%	-1.2%	0.1%	4.1%
Inland Empire	-1.8%	-2.5%	-1.5%	5.9%	1.4%
Orange County	-0.7%	0.9%	0.9%	3.7%	-2.3%
Los Angeles	-11.9%	3.1%	-4.2%	9.1%	-4.4%
San Francisco Bay Area	-6.6%	1.1%	0.7%	3.2%	-2.2%
Subtotal; California	-5.0%	0.7%	-0.9%	4.1%	-1.2%

Washington
Seattle	0.4%	5.7%	4.5%	-7.3%	7.9%

Non Core Markets (1)	-9.9%	12.3%	-9.2%	4.0%	1.0%

Total Same-Store (3)	-4.4%	2.0%	-0.5%	2.3%	0.3%

NET OPERATING INCOME

	Q2'13	Q1'13	Q4'12	Q3'12	Q2'12

California
San Diego	1.2%	-0.5%	1.0%	2.4%	-1.4%
Inland Empire	-0.8%	1.3%	2.8%	-1.2%	-0.6%
Orange County	2.3%	-0.2%	0.7%	-0.1%	3.3%
Los Angeles	6.8%	-0.7%	3.0%	-0.7%	3.6%
San Francisco Bay Area	5.2%	0.1%	3.0%	3.5%	3.6%
Subtotal; California	3.6%	-0.2%	2.1%	1.4%	2.1%

Washington
Seattle	4.4%	-3.5%	0.0%	7.9%	1.3%

Non Core Markets (1)	5.4%	-4.6%	6.3%	-3.1%	4.0%

Total Same-Store (3)	3.8%	-0.8%	1.9%	2.1%	2.1%

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.
(3)	Data reflects sequential results for the Company's current same-store pool totaling 20,624 homes for all periods shown.

BRE Properties, Inc.

Summary of Revenue and Occupancy Changes - "Same-Store" Communities

Q2'13 vs. Q1'13 Change		Avg. Revenue per Occupied Home (1)			Financial Occupancy (2)			Rental Revenue

	Homes	Q2'13	Q1'13	% Change	Q2'13	Q1'13	% Change	Q2'13	Q1'13	% Change

San Diego	3,640	$1,657	$1,633	1.5%	94.3%	95.2%	-0.9%	$17,066	$16,973	0.5%
Inland Empire	1,173	1,488	1,490	-0.1%	94.6%	95.6%	-1.0%	4,955	5,013	-1.2%
Orange County	3,789	1,629	1,601	1.7%	94.5%	94.9%	-0.4%	17,494	17,266	1.3%
Los Angeles	3,067	1,889	1,852	2.0%	93.9%	95.3%	-1.4%	16,321	16,236	0.5%
San Francisco Bay Area	4,197	2,098	2,054	2.1%	95.1%	95.3%	-0.2%	25,125	24,652	1.9%
									-
Seattle	3,456	1,446	1,416	2.1%	95.6%	94.8%	0.8%	14,333	13,915	3.0%
									-
Non Core Markets	1,302	1,070	1,052	1.7%	94.4%	96.5%	-2.1%	3,944	3,965	-0.5%

Same-Store	20,624	$1,694	$1,664	1.8%	94.7%	95.2%	-0.5%	$99,238	$98,020	1.2%

Q2'13 vs. Q2'12 Change		Avg. Revenue per Occupied Home (1)			Financial Occupancy (2)			Rental Revenue

	Homes	Q2'13	Q2'12	% Change	Q2'13	Q2'12	% Change	Q2'13	Q2'12	% Change

San Diego	3,640	$1,657	$1,616	2.5%	94.3%	95.0%	-0.7%	$17,066	$16,762	1.8%
Inland Empire	1,173	1,488	1,475	0.9%	94.6%	94.2%	0.4%	4,955	4,891	1.3%
Orange County	3,789	1,629	1,559	4.5%	94.5%	95.5%	-1.0%	17,494	16,927	3.3%
Los Angeles	3,067	1,889	1,790	5.5%	93.9%	95.2%	-1.3%	16,321	15,677	4.1%
San Francisco Bay Area	4,197	2,098	1,945	7.9%	95.1%	94.8%	0.3%	25,125	23,211	8.2%

Seattle	3,456	1,446	1,356	6.6%	95.6%	95.6%	0.0%	14,333	13,437	6.7%

Non Core Markets	1,302	1,070	1,051	1.8%	94.4%	95.5%	-1.1%	3,944	3,920	0.6%

Same-Store	20,624	$1,694	$1,611	5.2%	94.7%	95.1%	-0.5%	$99,238	$94,825	4.7%

2013 vs. 2012 Change		Avg. Revenue per Occupied Home (1)			Financial Occupancy (2)			Rental Revenue

	Homes	YTD 6/30/13	YTD 6/30/12	% Change	YTD 6/30/13	YTD 6/30/12	% Change	YTD 6/30/13	YTD 6/30/12	% Change
San Diego	3,640	$1,645	$1,613	2.0%	94.7%	95.1%	-0.4%	$34,039	$33,494	1.6%
Inland Empire	1,173	1,489	1,469	1.4%	95.1%	94.6%	0.5%	9,967	9,782	1.9%
Orange County	3,789	1,614	1,550	4.1%	94.7%	95.3%	-0.6%	34,760	33,603	3.4%
Los Angeles	3,067	1,870	1,778	5.2%	94.6%	95.4%	-0.8%	32,557	31,221	4.3%
San Francisco Bay Area	4,197	2,076	1,922	8.0%	95.2%	95.0%	0.2%	49,777	45,996	8.2%

Seattle	3,456	1,431	1,332	7.4%	95.2%	95.6%	-0.4%	28,248	26,418	6.9%

Non Core Markets	1,302	1,061	1,041	2.0%	95.4%	95.1%	0.3%	7,910	7,732	2.3%

Same-Store	20,624	$1,679	$1,598	5.1%	94.9%	95.2%	-0.3%	$197,258	$188,246	4.8%

(1)	Average revenue per occupied home includes rental and ancillary income earned on occupied homes during the period. Ancillary income per occupied home totals approximately $64 per home per month for the six months ended June 30, 2013 and $61 per home per month for the six months ended June 30, 2012. Amounts reflect the effect of concessions amortized over the average lease term.
(2)	Financial occupancy is defined as gross potential rent less vacancy loss as a percentage of gross potential rent. Gross potential rent is determined by valuing occupied homes at contract rates and vacant homes at market rents. Vacancy loss is determined by valuing vacant homes at current market rents.

BRE Properties, Inc.

"Same-Store" Operating Metrics

	No. of	Occupancy (2)		Occupancy (3)		Turnover Ratio (4)		Turnover Ratio (4)
California	Homes	Q2'13	Q2'12	YTD'13	YTD'12	Q2'13	Q2'12	YTD'13	YTD'12
San Diego	3,640	94.6%	94.9%	94.9%	95.0%	65.9%	69.5%	61.1%	65.3%
Inland Empire	1,173	94.6%	94.2%	95.1%	94.6%	65.1%	70.9%	59.5%	61.2%
Orange County	3,789	94.7%	95.8%	94.7%	95.5%	66.6%	64.7%	60.5%	61.0%
Los Angeles	3,067	94.4%	95.5%	94.9%	95.7%	69.8%	67.7%	63.8%	62.7%
San Francisco Bay Area	4,197	95.5%	95.4%	95.5%	95.4%	61.6%	60.8%	58.0%	57.7%
Subtotal; California	15,866	94.8%	95.3%	95.0%	95.3%	65.6%	65.8%	60.6%	61.5%

Washington
Seattle	3,456	95.9%	96.0%	95.4%	95.9%	59.1%	56.8%	54.6%	49.7%

Non Core Markets (1)	1,302	94.2%	95.4%	95.1%	95.0%	65.1%	67.3%	55.9%	61.1%

Total/Average Same-Store (5)	20,624	95.0%	95.4%	95.1%	95.4%	64.5%	64.4%	59.3%	59.5%

(1) Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).

(2) Represents average physical occupancy for the quarter.

(3) Represents average physical occupancy for the year to date period.

(4) Represents the annualized number of homes turned over for the period, divided by the number of homes in the region.

(5) Consists of stabilized communities owned by BRE since January 1, 2012.

"Same -Store" New Lease and Renewal Transactions

	New Leases				Renewals				Total New Leases/Renewals
		New Leases	Previous Resident	%		Renewal	Expiring	%		Current	Prior	%
California	Q2'13	Effective (6)	Effective (7)	Change	Q2'13	Effective (6)	Effective (8)	Change	Q2'13	Effective (6)	Effective	Change
San Diego	592	$1,633	$1,571	3.9%	558	$1,664	$1,591	4.6%	1,150	$1,648	$1,581	4.2%
Inland Empire	173	1,481	1,459	1.5%	188	1,495	1,441	3.8%	361	1,488	1,449	2.7%
Orange County	597	1,627	1,579	3.0%	491	1,631	1,557	4.8%	1,088	1,629	1,569	3.8%
Los Angeles	479	1,891	1,838	2.9%	411	1,904	1,809	5.2%	890	1,897	1,825	4.0%
San Francisco Bay Area	627	2,240	2,089	7.2%	685	2,157	2,015	7.0%	1,312	2,197	2,051	7.1%
Subtotal; California	2,468	$1,825	$1,749	4.4%	2,333	$1,831	$1,735	5.5%	4,801	$1,828	$1,742	4.9%

Washington
Seattle	509	1,462	1,368	6.9%	588	1,439	1,354	6.3%	1,097	1,450	1,360	6.6%

Non Core Markets (1)	172	1,033	1,039	-0.6%	196	1,105	1,062	4.1%	368	1,071	1,051	1.9%

Total Same-Store (9)	3,149	$1,723	$1,648	4.5%	3,117	$1,711	$1,620	5.6%	6,266	$1,717	$1,634	5.1%

(6)	Represents leased rent per home less the monthly value of concessions awarded on leases and renewals signed during the quarter.
(7)	Represents leased rent per home less the monthly value of concessions awarded on the prior resident for the same home that was leased during the quarter.
(8)	Represents leased rent per home less the monthly value of concessions awarded on the prior lease that expired during the quarter.
(9)	The Q2'13 total same-store pool consists of 20,624 homes. Average lease term for leases signed during the quarter was 10 months. Annualized growth for total new leases/renewals totals 6.1%.

BRE Properties, Inc.

Debt Summary as of June 30, 2013

(Dollar amounts in thousands)

DEBT MATURITY SCHEDULE

	Secured Debt		Unsecured Debt			Weighted
	Amortization	Balloon	Floating	Fixed	Total	Avg. Rate (1)	% of Debt

Year
2013	$163	$-	$-	$-	$163	5.74%	0.0%
2014	3,839	-	-	50,000	53,839	4.77%	3.2%
2015	7,962	-	-	-	7,962	5.63%	0.5%
2016	9,041	-	-	-	9,041	5.64%	0.5%
2017	9,307	-	-	300,000	309,307	5.50%	18.6%
2018	9,853	-	-	-	9,853	5.63%	0.6%
2019	6,492	317,975	-	-	324,467	5.59%	19.5%
2020	3,346	343,646	-	-	346,992	5.61%	20.9%
2021	-	-	-	300,000	300,000	5.20%	18.1%
2022	-	-	-	-	-	0.00%	0.0%
2023	-	-	-	300,000	300,000	3.38%	18.1%

Total	$50,003	$661,621	$-	$950,000	$1,661,624	5.08%	100%

WEIGHTED AVERAGE COST OF DEBT

		Weighted	Weighted	Percentage of
	Balance	Avg. Term	Avg. Rate	Total Debt

Fixed Rate
Unsecured	$950,000	6.66	4.69%	57.2%
Secured	711,624	6.37	5.60%	42.8%
	$1,661,624	6.54	5.08%	100.0%
Floating Rate
Unsecured(2)	-	1.76		0.0%

Loan Fees(3)			0.26%

Total Debt	$1,661,624	6.54	5.34%	100.0%

CAPITALIZED INTEREST			SENIOR UNSECURED DEBT RATING As of July 29, 2013

	Q2'13	Q2'12
Capitalized Interest	$5,997	$5,369	Moody's	Baa2	(stable)
			Standard & Poor's	BBB	(stable)
			Fitch	BBB+	(stable)
	YTD 2013	YTD 2012
Capitalized Interest	$11,649	$10,218

SUMMARY OF COMPLIANCE - Senior Unsecured Notes			SUMMARY OF COMPLIANCE - Line of Credit

	Requirement	Actual		Requirement	Actual
Total Debt to Gross Assets	< 160%	39%	Leverage Ratio	< 160%	33%
Debt Service Test	> 11.50	2.79	Maximum Secured Indebtedness	< 140%	13%
Total Secured Debt to Total Assets	< 140%	17%	Minimum Unsecured Leverage	> 11.65	4.13
Total Unencumbered Assets to Unsecured Debt	> 11.50	3.40	Minimum Fixed Charge Coverage	> 11.50	2.75

SUMMARY OF PREFERRED SHARES

Q2'13
Total preferred shares outstanding	2,160
Liquidation value	$53,993
Dividend yield at par	6.75%

(1) Represents the weighted average coupon interest rates of BRE's debt maturities in the year in which they become due.
(2) The $750 million senior unsecured line of credit priced at LIBOR plus 120 bps plus an annual 20 bps facility fee on the total commitment of the facility, which matures on April 3, 2015, and has a one year extension option.

(3) Includes amortization of all fees associated with all outstanding debt (including annual facility fees on the unsecured line of credit).

BRE Properties, Inc.

Development Summary

June 30, 2013

(Dollar amounts in millions)

	Number	Cost	Estimated	Balance to	Product	First	Final
CONSTRUCTION IN PROGRESS	of Homes	Incurred	Cost	Fund	Type	CO (1)	CO (1)

Solstice
Sunnyvale, CA	280	$93.2	$121.9	$28.7	Podium	Q4'13	Q1'14
Wilshire La Brea
Los Angeles, CA	478	211.6	277.3	65.7	Podium	Q4'13	Q4'14
Radius
Redwood City, CA	264	39.2	97.8	58.6	Podium	Q2'14	Q4'14
MB360
San Francisco, CA	360	87.7	227.2	139.5	Podium	Q2'14	Q4'14
Total CIP	1,382	$431.7	$724.2	$292.5

	Number	Cost	Estimated	Balance to	Product	Estimated
LAND UNDER DEVELOPMENT (2)	of Homes	Incurred	Cost (3)	Fund	Type	Start Date

Pleasanton I
Pleasanton, CA	251	$21.7	TBR	TBR	Garden	1H'14
Pleasanton II
Pleasanton, CA	255	14.8	TBR	TBR	Garden	2H'14
Total Land Owned	506	$36.5	$171.0	$134.5

	Number	Cost	Estimated	Balance to	Product
LAND UNDER CONTRACT (4)	of Homes	Incurred (5)	Cost (3)	Fund	Type

Walnut Creek BART
Walnut Creek, CA	358	$12.7	TBR	TBR	Podium

(1)	Represents estimated quarters in which first and final certificates of occupancy will be received. Projects generally receive phased certificates of occupancy during the final six to twelve months of construction.
(2)	Represents projects in various stages of pre-construction development. Projects are transferred to Construction in progress when construction contracts are finalized and construction activity has commenced.
(3)	Reflects the aggregate cost estimates including land. Specific community cost estimates To Be Reported (TBR) once entitlement approvals are received and the Company is prepared to begin construction.
(4)	Land under contract represents land parcels for which the Company: 1) has a signed agreement and the right to acquire the land (but not the obligation), 2) made a non refundable deposit and 3) commenced the entitlement process. Costs incurred on these projects are recorded in Other assets on the Consolidated Balance Sheets.
(5)	Represents deposits, contractual costs, and internal and external entitlement expenses incurred to date.

Note:	Development pipeline totals above do not include a potential future redevelopment site in Emeryville, California. The site consists of two existing occupied office buildings. The net book value of this investment is $10.2 million and it is recorded in Investment in rental communities. Predevelopment costs associated with this site total $3.8 million and are recorded in Other assets.

BRE Properties, Inc.	Exhibit A
Share Analysis as of June 30, 2013
(Share amounts in thousands)

SUMMARY OF COMMON SHARES
	Qtr. Ended	Qtr. Ended	Qtr. Ended	Qtr. Ended	Qtr. Ended
Weighted Average	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Weighted average shares outstanding (1)	77,106	76,990	76,872	76,813	76,735
Dilutive effect of stock based awards	174	260	308	317	335
Diluted shares - FFO	77,280	77,250	77,180	77,130	77,070
Diluted shares - EPS(2)	77,280	77,250	77,180	77,130	77,070

	YTD	YTD
Weighted Average	6/30/2013	6/30/2012
Weighted average shares outstanding (1)	77,047	76,323
Weighted average OP units	-	40
Dilutive effect of stock based awards	223	377
Diluted shares - FFO	77,270	76,740
Less: Anti-dilutive stock based awards (3)	-	(40)
Diluted shares - EPS(2)	77,270	76,700

	As of	As of	As of	As of	As of
Ending	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Shares outstanding at end of period	77,155	77,058	76,925	76,831	76,796
Dilutive effect of stock based awards	134	172	330	313	287
Total	77,289	77,230	77,255	77,144	77,083

SUMMARY OF PREFERRED SHARES
	Qtr. Ended	Qtr. Ended	Qtr. Ended	Qtr. Ended	Qtr. Ended
	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
6.75% Series D, $25 per share liquidation preference	2,160	2,160	2,160	2,160	2,160

(1)	Represents denominator for shares in the calculation of basic earnings per share.
(2)	Represents denominator for shares in the calculation of diluted EPS.
(3)	Under FASB guidance, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.

BRE Properties, Inc.	Exhibit B
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below.  BRE's definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable.  The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

Funds from Operations ("FFO") is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts (NAREIT) as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. The Company calculates FFO in accordance with the NAREIT definition.

The Company believes that FFO is a  meaningful supplemental measure of the Company's operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated community, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets.  However, because FFO excludes depreciation and amortization and captures neither the changes in the value of the communities that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of the communities, all of which have real economic effect and could materially impact the Company's results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. The Company's FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

Core Funds from Operations ("Core FFO")

The Company believes that Core funds from Operations ("Core FFO") is a meangingful supplemental measure of our operating performance for the same reasons as FFO and adjusting for non-routine items that when excluded allows for more comparable periods. Core FFO begins with FFO as defined by the NAREIT White Paper and is adjusted for: the impact of any expenses relating to non-operating asset impairment and valuation allowances; property acquisition costs and pursuit cost write-offs (other expenses); gains and losses from early debt extinguishment, including prepayment penalties and preferred share redemptions; executive level severance costs; gains and losses on the sales of non-operating assets, and other non-comparable items.

	Quarter Ended 6/30/2013	Quarter Ended 6/30/2012	Six Months Ended 6/30/2013	Six Months Ended 6/30/2012

Net income available to common shareholders	$43,607	$28,696	$77,634	$46,804
Depreciation from continuing operations	26,090	24,244	51,640	48,602
Depreciation from discontinued operations	91	625	368	1,299
Depreciation from unconsolidated entities	101	504	398	999
Net gain on sales of discontinued operations	(17,394)	(8,279)	(17,394)	(8,279)
Net gain on sale of unconsolidated entities	(3,608)	-	(18,633)	-
Funds from operations	$48,887	$45,790	$94,013	$89,425

Core Funds from operations	$48,887	$45,790	$94,013	$89,425

Diluted shares outstanding - EPS (1)	77,280	77,070	77,270	76,700

Net income per common share - diluted	$0.56	$0.37	$1.00	$0.61

Diluted shares outstanding - FFO (1)	77,280	77,070	77,270	76,740
FFO per common share - diluted	$0.63	$0.59	$1.22	$1.17

Diluted shares outstanding - Core FFO (1)	77,280	77,070	77,270	76,740
Core FFO per common share - diluted	$0.63	$0.59	$1.22	$1.17

(1) See analysis of weighted average shares and ending shares at Exhibit A.

BRE Properties, Inc.	Exhibit B, Continued
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization.  Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. BRE considers EBITDA and Adjusted EBITDA to be appropriate supplemental measures of the Company's performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA,  gains (losses) from community dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our communities that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our communities, all of which have real economic effect and could materially impact the Company's results from operations, the utility of EBITDA and Adjusted EBITDA as measures of the Company's performance is limited.  Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 6/30/2013	Quarter Ended 6/30/2012	Six Months Ended 6/30/2013	Six Months Ended 6/30/2012

Net income available to common shareholders	$43,607	$28,696	$77,634	$46,804
Interest, including discontinued operations	16,655	16,272	33,987	33,490
Depreciation, including discontinued operations	26,181	24,869	52,008	49,901
EBITDA	86,443	69,837	163,629	130,195
Redeemable noncontrolling interest in income	48	105	95	210
Net gain on sales	(17,394)	(8,279)	(17,394)	(8,279)
Net gain on sale of unconsolidated entities	(3,608)	-	(18,633)	-
Dividends on preferred stock	911	911	1,822	1,822
Adjusted EBITDA	66,400	$62,574	$129,519	$123,948

Net Operating Income (NOI)

The Company considers community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core community operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead from acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of the communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact the Company's results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with the Company's definition and, accordingly, the Company's NOI may not be comparable to such other REITs' NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of the Company's performance. NOI should not be used as a measure of the Company's liquidity, nor is it indicative of funds available to fund the Company's cash needs, including its ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 6/30/2013	Quarter Ended 6/30/2012	Six Months Ended 6/30/2013	Six Months Ended 6/30/2012

Net income available to common shareholders	$43,607	$28,696	$77,634	$46,804
Interest, including discontinued operations	16,655	16,272	33,987	33,490
Depreciation, including discontinued operations	26,181	24,869	52,008	49,901
Redeemable noncontrolling interest in income	48	105	95	210
Net gain on sales	(17,394)	(8,279)	(17,394)	(8,279)
Net gain on sale of unconsolidated entities	(3,608)	-	(18,633)	-
Dividends on preferred stock	911	911	1,822	1,822
General and administrative expense	5,956	6,211	12,338	12,058
NOI	$72,356	$68,785	$141,857	$136,006
Less Non Same-Store NOI	2,485	3,559	4,678	6,880
Same-Store NOI	$69,871	$65,226	$137,179	$129,126

Page 17